Exhibit 10.2
AMENDMENT NO. 1, dated as of May 31, 2010 (this “Amendment”), to that certain Lease Agreement (CAC [                    ]), dated as of December 16, 2009 (the “Lease Agreement”), between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee, as Lessor (“Lessor”), and SOUTH AFRICAN AIRWAYS (PTY) LTD. (“Lessee”).
RECITALS:
Lessor and Lessee desire update Schedule 3 to the Lease Agreement to reflect the agreements of Lessor and Lessee with respect to the specification of the Aircraft.
Lessor and Lessee desire to accelerate the delivery of the Aircraft by one month.
Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Lease Agreement.
AGREEMENT:
In consideration of the foregoing premises, and for other good and valuable consideration the adequacy and receipt of which are hereby acknowledged, Lessor and Lessee agree as follows:
1.	SCHEDULE 3—DELIVERY CONDITIONS
Sections 1.1 and 1.2 to Part I of Schedule 3 to the Lease Agreement are hereby amended and restated in the form of Attachment 1 hereto. A new Annex 3 to Schedule 3 is hereby added in the form of Attachment 2 hereto.
2.	SCHEDULED DELIVERY DATE (1)
Subject to the written agreement of Airframe Manufacturer on or before May 31, 2010, the definitions of “Scheduled Delivery Date” in Part I of Schedule 1 is hereby amended and restated as follows:
“Scheduled Delivery Date” means the date the Aircraft is delivered by the Airframe Manufacturer, such date currently scheduled for a date in March 2011.
3.	OPERATIVE DOCUMENT; REMAINS IN EFFECT

This Amendment is an Operative Document for all purposes of the Lease Agreement. Except as amended hereby the Lease Agreement remains in full force and effect.
[Intentionally Left Blank]

(1)	Section 2 applicable to the lease covering aircraft CAC264222.

Lessee and Lessor have caused this Amendment to be executed by their respective officers on the day and year first above written.

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, as Owner Trustee
By:	/s/ Ron Wainshal
	Name:	Ron Wainshal
	Title:	Attorney in Fact

SOUTH AFRICAN AIRWAYS (PTY) LTD.
By:	/s/ Sizakele Mzimela
	Name:	Sizakele Mzimela
	Title:	Chief Executive Officer

By:	/s/ Kaushik Patel
	Name:	Kaushik Patel
	Title:	Chief Financial Officer

Attachment 1
1.1	SCNs

With the following SCN selections and any MSCNs applicable to the Aircraft:

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1.2	BFE

With the following BFE selections:

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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Attachment 2
ANNEX 3 TO
SCHEDULE 3
SCN AND BFE SUPPORTING ATTACHMENT
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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.